UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

_______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event
reported): November 8, 2004 (November 8, 2004)

Bakers Footwear Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Missouri	000-50563	43-0577980

(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of	File Number)	Identification Number)
Incorporation)

2815 Scott Avenue
St. Louis, Missouri		63103

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:

(314) 621-0699

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition and Item 7.01. Regulation FD Disclosure.
Item 9.01. Financial Statements and Exhibits.
Press Release

Item 2.02. Results of Operations and Financial Condition and Item 7.01. Regulation FD Disclosure.

Press Release – Financial Results for Third Quarter 2004
On November 8, 2004, a press release was issued regarding financial results of Bakers Footwear Group, Inc. (BKRS) for the third quarter of fiscal 2004. A copy of this press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description of Exhibits
99.1	Registrant’s November 8, 2004 Press Release announcing its financial results for the third quarter of fiscal 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKERS FOOTWEAR GROUP, INC.
(Registrant)

Date: November 8, 2004	By:	/s/ Lawrence L. Spanley, Jr.

Lawrence L. Spanley, Jr.
Chief Financial Officer,
Vice President-Finance, Treasurer
and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibits
99.1	Registrant’s November 8, 2004 Press Release announcing its financial results for the third quarter of fiscal 2004.